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Forbearance Agreement

[EXECUTION COPY]

FORBEARANCE AGREEMENT

    FORBEARANCE AGREEMENT dated as of December 30, 2001, between (a) the institution whose signature appears under the caption "FORBEARING LENDER" on the signature pages hereto and each other institution executing a Forbearance Agreement in identical form as a "Forbearing Lender" (such institution, together with each such other institution, being herein collectively called the "Forbearing Lenders") and (b) JPMORGAN CHASE BANK (formerly known as The Chase Manhattan Bank), as administrative agent for the lenders under the below-referenced Credit Agreement (in such capacity, together with its successors in such capacity, the "Administrative Agent").

    Polymer Group, Inc. ("PGI"), Chicopee Holdings, B.V., PGI Nonwovens, B.V., Fabrene Inc. (together with PGI, the "Borrowers"), each of the entities identified under the caption "DOMESTIC NON-BORROWER GUARANTORS" on the signature pages thereto, certain lenders (the "Lenders") and the Administrative Agent are parties to a Second Amended, Restated and Consolidated Credit Agreement, dated as of July 3, 1997, as heretofore amended (the "Credit Agreement"), providing for the Lenders to extend credit (by way of revolving credit loans, term loans and letters of credit) to the Borrowers in U.S. Dollars and in certain Alternative Currencies (as such term in defined in the Credit Agreement) in an aggregate amount at any time not exceeding U.S. $600,000,000.

    PGI has requested that the Administrative Agent and the Lenders forbear from exercising certain of their rights and remedies under the Credit Agreement and the Security Documents based upon the occurrence or continuance of certain specified Events of Default (as such term is defined in the Credit Agreement) during the Forbearance Period referred to herein, and the Administrative Agent and the Forbearing Lenders are willing to so agree on the terms and conditions provided below. Accordingly, the parties hereto agree as follows:

    Section 1. Definitions. Unless otherwise defined herein, terms defined in the Credit Agreement are used herein as defined therein. In addition, as used herein the following terms shall have the following meanings:

    "A&M" shall mean Alvarez & Marsal, Inc.

    "Forbearance Period" shall mean the period commencing on December 30, 2001 to but excluding the Termination Date.

    "Milestone" shall have the meaning assigned to such term in Section 5 hereof.

    "MTHM" shall mean Milbank, Tweed, Hadley & McCloy LLP.

    "1997 Indenture" shall mean the Indenture dated as of July 1, 1997 by and among PGI, the Guarantors named therein and Harris Trust and Savings Bank, as Trustee.

    "1998 Indenture" shall mean the Indenture dated as of March 1, 1998 by and among PGI, the Guarantors named therein and Harris Trust and Savings Bank, as Trustee.

    "Termination Date" shall have the meaning assigned to such term in Section 2 hereof.

    Section 2. Term of Forbearance. Subject to the satisfaction of the conditions precedent specified in Section 7 hereof, this Forbearance Agreement shall be in effect during the period commencing on December 30, 2001 and ending on the date (the "Termination Date") that is the earlier to occur of (a) March 29, 2002 and (b) the rescission of this Forbearance Agreement pursuant to Section 4 hereof. During the Forbearance Period, the Administrative Agent and the Forbearing Lenders agree to forbear (i) in the exercise of any right to declare the principal amount, and the accrued interest on, the Loans, the Reimbursement Obligations and any other amounts payable by the Borrowers under the Credit Agreement and under the Notes to be due and payable as and to the extent provided in Section 10 of the Credit Agreement and (ii) to exercise any rights and remedies under the Security Documents seeking to realize upon any of the collateral security provided pursuant thereto.

    This Forbearance Agreement shall terminate without notice or any act of any party and be deemed to be of no further force or effect as of the opening of business on the Termination Date. From and after the Termination Date, the Administrative Agent and the Lenders shall be entitled to immediately exercise and enforce any and all rights and remedies available to the Administrative Agent and the Lenders as a consequence of the occurrence of any Event of Default that has occurred and is continuing on the Termination Date.

    Section 3. Termination of Revolving Credit Commitments. The Administrative Agent, at the request of the Majority Lenders, hereby terminates the Revolving Credit Commitments under the Credit Agreement effective as of the date hereof.

    Section 4. Rescission. This Forbearance Agreement may be rescinded by the Majority Lenders or by the Administrative Agent (acting with the consent of the Majority Lenders), without the consent of PGI at any time if:

      (a) Any Milestone is not achieved by the completion date specified for such Milestone in a manner satisfactory to the Majority Lenders in their sole and absolute discretion and notice thereof shall be delivered to PGI by the Administrative Agent;

      (b) A&M is not promptly and continually provided with such financial and other information as it shall from time to time request in connection with its engagement as consultants for the Steering Committee formed by the Lenders, and access to all books, records and personnel as A&M shall from time to time request, and notice thereof shall be delivered to PGI by the Administrative Agent;

      (c) The holders of the securities under either the 1997 Indenture or the 1998 Indenture shall commence the exercise of any remedy (including notice of any such intended exercise), including any acceleration of the maturity of the Senior Subordinated Notes, under such Indenture, whether or not notice thereof shall be delivered to PGI;

      (d) PGI shall make any payment of interest or other amounts due or owing under either the 1997 Indenture or the 1998 Indenture, the payment of which has been blocked by notice from the Administrative Agent to the Trustee under such Indenture, whether or not notice thereof shall be delivered to PGI;

      (e) PGI shall for any reason fail to Convert all Loans denominated in U.S. Dollars into Base Rate Loans at the end of the current Interest Period therefor, Convert all Loans denominated in Canadian Dollars into Canadian Base Rate Loans at the current maturity therefor and Continue all Loans denominated in Euros as Loans with Interest Periods of one months' duration at the expiration of the current Interest Periods therefor, and in the case of any of such Loans, fail to make payments of interest on a monthly basis at the Post-Default Rate, which payments of interest in respect of (i) Base Rate Loans and Canadian Base Rate Loans shall be made on the last Business Day of each calendar month, (ii) Loans denominated in Euros with an Interest Period of one-months' duration shall be made on the last day of such Interest Period and (iii) all Loans denominated in U.S. Dollars or Euros (but not Bankers' Acceptance Loans which shall be payable in accordance with the terms currently provided in the Credit Agreement) prior to the Conversions and Continuations contemplated by this paragraph shall be payable on each monthly anniversary of the commencement of the current Interest Period for such Loans, in each case whether or not notice thereof shall be delivered to PGI;

      (f) PGI shall for any reason fail to take such action as the Administrative Agent shall from time to time request to grant to the Administrative Agent for the benefit of the Lenders Guarantees from, and first priority Liens and security interests in such additional Property of the Group Members (including cash and cash equivalents in non-U.S. Subsidiaries), as shall be specified by the Administrative Agent, and notice thereof shall be delivered by the Administrative Agent to PGI;

      (g) PGI shall for any reason fail to make payment of monthly invoices delivered by MTHM and A&M to PGI within five days of the delivery of such invoices to PGI, and notice thereof shall be delivered by the Administrative Agent to PGI;

      (h) the Majority Lenders shall at any time cease to be satisfied in their sole and absolute discretion that PGI is actively and diligently pursuing efforts to achieve the Milestones referred to below, and notice thereof shall be delivered by the Administrative Agent to PGI;

      (i) any Default or Event of Default (other than any Default or Event of Default under Section 9.10 of the Credit Agreement, and any Event of Default arising under Section 10(b) of the Credit Agreement by reason of non-payment of interest in respect of the 1997 Indenture or 1998 Indenture) shall occur and be continuing (and, in that connection, the Obligors hereby admit the existence of Events of Default under Section 9.10 of the Credit Agreement as of the date hereof), whether or not notice thereof shall be delivered to PGI;

      (j) PGI shall fail to make progress satisfactory to the Steering Committee formed by the Lenders to address possible future funding needs in the United States and foreign countries in the context of possible future events and contingencies; or

      (k) Any other event occurs which is likely to have a material adverse effect on the business, operations, affairs, financial condition, assets, properties or prospects of the Obligors and their Subsidiaries, as determined by the Majority Lenders in their sole and absolute discretion, and notice thereof shall be delivered by the Administrative Agent to PGI.

    Section 5. Milestones. This Forbearance Agreement is subject to the performance by PGI of the following actions, and provisions of the following items, in each case by the dates indicated (each, together with such additional actions or items as shall from time to time be specified by the Majority Lenders in their sole and absolute discretion, a "Milestone"), each of which shall be in form, substance and detail satisfactory to the Majority Lenders:

      (a) by December 31, 2001 a business plan for fiscal year 2002 for PGI and all of its Subsidiaries, such business plan to consist of an LTF (latest thinking forecast) for the balance of 2001 (Q4) and for the fiscal year commencing December 30, 2001, including monthly and quarterly income statements, balance sheets, cash flow statements and the underlying assumptions (i) by business unit and (ii) by geographic region (including consolidating separate statements for Nonwovens:—North America, Europe, Latin America, and Asia; for OPD; and for Canada and the United States); and

      (b) by January 31, 2002 a complete and comprehensive recapitalization proposal with respect to PGI and all of its Subsidiaries.

    Section 6. Blockage of Payments under Indentures. The payment of interest under the 1997 Indenture or the 1998 Indenture by PGI during the Forbearance Period shall be blocked pursuant to notices sent by the Administrative Agent to the trustee under each such Indenture which notices each Forbearing Lender hereby authorizes the Administrative Agent to deliver to the trustee under each such Indenture to the extent permitted under the applicable provisions thereof.

    Section 7. Conditions Precedent. The effectiveness of this Forbearance Agreement is subject to the satisfaction of the following conditions:

      (a) Forbearance Agreement. Receipt by the Administrative Agent of (i) one or more counterparts of this Forbearance Agreement, duly executed and delivered by Forbearing Lenders constituting the Majority Lenders under the Credit Agreement (or other evidence satisfactory to the Administrative Agent of such execution and delivery) and (ii) a counterpart of this Forbearance Agreement, duly accepted and delivered by each of the Obligors (or other evidence satisfactory to the Administrative Agent of such acceptance and delivery).

      (b) Other Agreements. The execution and delivery by PGI to the Administrative Agent of:

        (i) an engagement letter dated November 20, 2001 relating to the retention of A&M by MTHM, in its capacity as counsel to Chase under the Credit Agreement, which letter shall be satisfactory to A&M, MTHM and the Administrative Agent in form and substance;

        (ii) an indemnification agreement between PGI and A&M dated November 20, 2001, which agreement shall be satisfactory to A&M in form and substance; and

        (iii) a letter from PGI to the Administrative Agent confirming its obligation under the Credit Agreement to reimburse the reasonable expenses of the Steering Committee formed to address ongoing issues under the Credit Agreement, which letter shall be satisfactory to the Administrative Agent in form and substance.

      (c) Payment of Fees. Payment by PGI to each of MTHM and A&M of a retainer fee of $150,000.

      (d) Other Documents. Receipt by the Administrative Agent of such other documents relating hereto as the Administrative Agent may reasonably request.

    Section 8. Continuing Effect, Etc. Except as expressly provided herein, the Credit Agreement and the other Basic Documents shall remain unchanged and in full force and effect, and all rights, powers and remedies of the Administrative Agent and the Lenders thereunder are hereby expressly reserved. Without in any way limiting the generality of the foregoing, the Obligors shall remain liable in accordance with the Credit Agreement and the other Basic Documents for any and all sums and charges due pursuant thereto. The Obligors shall timely pay, during the Forbearance Period, all of their respective obligations coming due and payable under the Credit Agreement, including without limitation, as applicable, any interest, fees and the reimbursement of costs and expenses, as such obligations have been modified pursuant to the provisions of this Forbearance Agreement. Except to the extent expressly waived herein, the Obligors remain obligated by their respective representations, warranties, covenants and agreements, and by the other provisions set forth in the Credit Agreement.

    The Obligors each hereby (x) waive and release, any claim, counterclaim, demand (other than notices required under the Credit Agreement), action, defense or offset against any of its indebtedness and other obligations (and the enforcement thereof) against the Administrative Agent or the Lenders or their respective employees, agents and representatives, by reason of any matter, cause or thing whatsoever occurring on or before the date hereof which relates to or arises out of the Credit Agreement or any of the other Basic Documents or any obligations, responsibilities, actions, or omissions of the Lenders or the Administrative Agent under or in respect of the Credit Agreement or any of the other Basic Documents, or any credit heretofore extended to any Obligor thereunder and (y) agrees not to commence, join in, assist, cooperate, prosecute or participate (other than as a defendant) in any suit or other proceeding in a position that is materially adverse to the Lenders or the Administrative Agent concerning matters within the scope of the waiver and release contained above.

    Each of the Obligors hereby acknowledges that the Liens created pursuant to the Security Documents are valid, perfected and enforceable against each Obligor that has granted such Liens.

    Section 9. No Commitment or Waiver. Neither this Forbearance Agreement nor any action or inaction on the part of the Administrative Agent or any of the Lenders shall be construed to constitute or represent (i) a commitment by the Administrative Agent or any Lender, either in their capacities under the Credit Agreement or in any other capacity, to restructure any Indebtedness of PGI or any other Borrower, or (ii) an intention by the Administrative Agent or any Lender, either in their capacities under the Credit Agreement or in any other capacity, except as expressly provided in this Forbearance Agreement, to waive, modify or, not exercise any of their rights, powers, privileges or remedies under the Credit Agreement or any other document or agreement, at law, in equity or otherwise. Nothing set forth in this Forbearance Agreement shall be construed so as to require the Administrative Agent or the Lenders, either in their capacities under the Credit Agreement or in any other capacity, to agree to the terms of any modification proposed by PGI to the Credit Agreement or any other document or agreement to which the Administrative Agent or any Lender is a party.

    Section 10. Miscellaneous.

    10.01 Successors and Assigns; Benefit of Agreement. This Forbearance Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. This Forbearance Agreement is solely for the benefit of the signatories hereto (and their respective successors and assigns), and no other Person (including without limitation any other creditor of or claimant against any Obligor) shall have any rights under, or because of the existence of, this Forbearance Agreement.

    10.02 Submission to Jurisdiction, Waiver of Jury Trial, Etc. Sections 12.11 and 12.12 of the Credit Agreement are hereby incorporated by reference herein, as if set forth in full herein, mutatis mutandis, and as if each reference therein to "this Agreement" included reference to this Forbearance Agreement.

    10.03. Remedies. No failure on the part of the Administrative Agent or the Lenders to exercise, and no course of dealing with respect to, and no delay in exercising, any right, power or remedy hereunder or under the Credit Agreement shall operate as a waiver thereof; nor shall any single or partial exercise by the Administrative Agent or the Lenders of any right, power or remedy hereunder or under the Credit Agreement preclude any other or further exercise thereof or the exercise of any other right, power or remedy.

    10.04. Time of Essence. TIME IS STRICTLY OF THE ESSENCE OF THIS FORBEARANCE AGREEMENT AND FULL AND COMPLETE PERFORMANCE OF EACH AND EVERY PROVISION HEREOF.

    10.05. Severability. Any provision of this Forbearance Agreement that is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining provisions of this Forbearance Agreement or affecting the validity or enforceability of any provisions of this Forbearance Agreement in any other jurisdiction.

    10.06. Counterparts; Headings. This Forbearance Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same agreement and any of the parties hereto may execute this Forbearance Agreement by signing any such counterpart. Section or other headings contained in this Forbearance Agreement are for reference purposes only and shall not in any way effect the meaning or interpretation of this Forbearance Agreement.

    10.07. Governing Law. This Forbearance Agreement shall be governed by, and construed in accordance with, the law of the State of New York.

    IN WITNESS WHEREOF, each of the undersigned has caused this Forbearance Agreement to be duly executed and delivered as of the day and year first above written.

FORBEARING LENDER
[Name of Institution]
By	Title:
ADMINISTRATIVE AGENT
JP MORGAN CHASE BANK (formerly known as The Chase Manhattan Bank), as Administrative Agent
By	Title:

Accepted and agreed to
as of the date first
written above by:

THE BORROWERS

POLYMER GROUP, INC.		PGI NONWOVENS B.V.
By:	Title: President	By:	Title: President
CHICOPEE HOLDINGS B.V.		FABRENE INC.
By:	Title: President	By:	Title: President

GUARANTORS

FIBERTECH GROUP, INC.		CHICOPEE, INC.
By:	Title:	By:	Title:
PGI POLYMER, INC.		PGI EUROPE, INC.
By:	Title:	By:	Title: Chairman, President and CEO
TECHNETICS GROUP, INC.		FABRENE GROUP, L.L.C.
By:	Title:	By:	Title:
FABRENE CORP.		FIBERGOL CORPORATION
By:	Title:	By:	Title:
FABRENE GROUP, INC.		PNA CORP.
By:	Title: President	By:	Title: President
FNA POLYMER CORP.		FABPRO ORIENTED POLYMERS, INC.
By:	Title: President	By:	Title: President
POLY-BOND, INC.		DOMINION TEXTILE (USA), INC.
By:	Title: President	By:	Title: President

PGI ASSET MANAGEMENT COMPANY		PGI SERVICING COMPANY
By:	Title: President	By:	Title: President
LORETEX CORPORATION		FNA ACQUISITION INC.
By:	Title: President	By:	Title: President
CHICOPEE HOLDINGS B.V.		PGI NEUNKIRCHEN GMBH
By:	Title: President	By:	Title: President
DOMINION TEXTILE MAURITIUS		BONLAM S.A. DE C.V.
By:	Title: President	By:	Title: President
BONLAM HOLDINGS B.V.		BONLAM ANDINA LTD.
By:	Title: President	By:	Title: President

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Forbearance Agreement
FORBEARANCE AGREEMENT